Related-Party Transactions (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Related-Party Transactions [Abstract]
Related Party Transaction, Arms Length, Basis of Transactions	These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and, in the opinion of management, do not involve more than normal risk of collection.
Due from Related Parties	$ 2,370	$ 2,965
Due from Related Parties, New Loans in Period	32
Due from Related Parties, Repayments in Period	$ 627